UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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    Preliminary Proxy Statement
    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to § 240.14a-12

MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP
(Names of Registrants as Specified in Their Charters)

(Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, Pennsylvania 19428-2881

NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS

To Our Limited Partners:

Notice is hereby given that a Special Meeting of Limited Partners of the Morgan Stanley Institutional Fund of Hedge Funds LP (the ‘‘Fund’’) will be held on Tuesday, August 1, 2006, at the offices of Morgan Stanley AIP GP LP, 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020, at 4:00 p.m. Eastern Time.

The Meeting is being held for the following purposes:

1.	To elect Directors of the Fund.

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Only Limited Partners of record of the Fund at the close of business on May 30, 2006, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

MARY E. MULLIN, Secretary

Dated: June 14, 2006

If you do not expect to attend the Meeting, please sign and promptly return the enclosed Proxy Card in the enclosed self-addressed envelope. In order to avoid the additional expense to the Fund of further solicitation, we ask your prompt cooperation in mailing in your Proxy Card.

MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP
c/o MORGAN STANLEY AIP GP LP
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, Pennsylvania 19428-2881

PROXY STATEMENT

Special Meeting of Limited Partners
August 1, 2006

This statement is furnished by the Board of Directors (the ‘‘Board’’) of Morgan Stanley Institutional Fund of Hedge Funds LP (the ‘‘Fund’’) in connection with the solicitation of Proxies by the Board for use at a Special Meeting of Limited Partners of the Fund (the ‘‘Meeting’’), to be held on Tuesday, August 1, 2006, at the office of Morgan Stanley AIP GP LP (hereinafter ‘‘Adviser’’), 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020. It is expected that the Notice of Special Meeting, Proxy Statement and Proxy Card will first be mailed to holders of its limited partnership interests (‘‘Interests’’) of the Fund (‘‘Limited Partners’’) on or about June 14, 2006. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Special Meeting of Limited Partners.

If the accompanying Proxy Card is executed properly and returned, limited partnership interests of the Fund (the ‘‘Interests’’) represented by it will be voted at the Meeting in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted (i) by written notice to the Secretary of the Fund or (ii) by attendance and voting at the Meeting. If no instructions are specified, Interests will be voted FOR each proposal.

The Board has fixed the close of business on May 30, 2006 as the record date for the determination of Limited Partners entitled notice of, and to vote at, the Meeting and any adjournments thereof. At the close of business on May 30, 2006, there were issued and outstanding $2,247,279,891 of Interests of the Fund. Each limited partner entitled to vote at the Meeting will cast a number of votes based on the value of the limited partner's investment percentage as determined pursuant to the terms of the Fund's Amended and Restated Agreement of Limited Partnership dated as of July 1, 2002, as may be amended from time to time (the ‘‘Agreement’’). It is essential that Limited Partners complete, date, sign and return the enclosed Proxy Card.

The expense of solicitation, consisting primarily of printing and mailing, will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of Morgan Stanley Alternative Investment Partners LP, the Fund's general partner (the ‘‘General Partner’’), Morgan Stanley AIP GP LP, an affiliate of the General Partner, or other affiliates of the General Partner.

The Fund will furnish, without charge, a copy of its most recent annual report to any Limited Partner requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the Fund c/o Morgan Stanley AIP GP LP, One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881 or by calling (888) 322-4675.

State Street Bank and Trust Company serves as the Fund’s administrator (the ‘‘Administrator’’). The business address of the Administrator is 225 Franklin Street, Boston, Massachusetts 02110.

At a meeting held on April 25, 2006, the Board of the Fund determined that it was in the best interest of the Fund to approve the Proposal. After careful consideration, the Board approved the submission of the Proposal to Limited Partners of the Fund for their approval.

The Board of the Fund unanimously recommends that you cast your vote ‘‘For’’ the election of nominees as directors as set forth in Proposal 1 of this Proxy Statement.

Your vote is important. Please return your Proxy Card promptly no matter how many Interests you own.

PROPOSAL 1 — ELECTION OF TRUSTEES

At the Meetings, Limited Partners will be asked to consider the election of Directors to hold office until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the Limited Partners, for the election of Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein, and W. Allen Reed as Directors for an indefinite term commencing on August 1, 2006.

Pursuant to the Fund’s Limited Partnership Agreement, each Director holds office until (i) his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or such Limited Partnership Agreement.

Information Regarding Directors and Nominee Directors

Certain information regarding the incumbent Directors of the Fund and nominees for election as Directors is set forth below:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Interested Incumbent Directors
Charles A. Fiumefreddo** (73) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director and Chairman of the Board	Since July 2003	Chairman and Director or Trustee of the funds advised by Morgan Stanley Investment Advisors, Inc. (the ‘‘Retail Funds’’) (since July 1991) and various U.S. registered investment companies managed by (Morgan Stanley Investment Management Inc. (‘‘MSIM’’)) (the ‘‘Institutional Funds’’) (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	187	None.
James F. Higgins** (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since July 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Dean Witter Realty Inc.	187	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

Name, Address and Age	Position Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Nominees for Director
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and Chief Executive Officer of the Nuclear Energy Institute (since February 2005) (policy organization); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Honorary Knight Commander of the Most Excellent Order of the British Empire.	187	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Kathleen A. Dennis (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President, Cedarwood Associates (since 2006) (mutual fund consulting); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	187	None.
Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, Morgan Stanley Institutional Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	187	Director of certain investment funds managed or sponsored by Aetos Capital LLC.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Nominees for Director
W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and CEO of General Motors Asset Management, Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994 - December 2005).	187	Director of GMAC (financial services), GMAC Insurance Holdings, iShares, Inc. (Exchange Traded Funds), and Temple-Inland Industries (Packaging, Banking and Forrest Products); member of the Board of Executives of the New York Stock Exchange, the Investment Advisory Committee for the New York State Retirement System and the Morgan Stanley Capital International Editorial Board; Director of various investment fund advisory boards.
Independent Incumbent Directors
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since July 2003	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998 - October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995 - November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991 - July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987 - 1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	187	Director of various business organizations.

Name, Address and Age	Position Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Incumbent Directors
Edwin J. Garn (73) 1031 North Chartwell Court Salt Lake City, UT 84103	Director	Since July 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000 - 2004); United States Senator (R-Utah) (1974 - 1992) and Chairman, Senate Banking Committee (1980 - 1986), Mayor of Salt Lake City, Utah (1971 - 1974), Astronaut, Space Shuttle Discovery (April 12 - 19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	187	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since July 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966 - 1994), most recently as Chairman of The Allstate Corporation (March 1993 - December 1994) and Chairman and Chief Executive Officer of its wholly owned subsidiary, Allstate Insurance Company (July 1989 - December 1994).	187	Director of The PMI Group Inc. (private mortgage insurance); Director and Vice Chairman of The Field Museum of Natural History; Director of various other business and charitable organizations.

Name, Address and Age	Position Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Incumbent Directors
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	187	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB 754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since February 2002	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001 - July 2003); formerly Chief Financial Officer of The J. Paul Getty Trust.	188	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.
Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Director	Since February 2002	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984 - 1988).	187	None.

Name, Address and Age	Position Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Incumbent Directors
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Boulevard Pawling, NY 12564	Director	Since February 2002	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	188	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

*	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’). Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc. (‘‘MSIA’’), which is the investment adviser of the Retail Funds and affiliated with the Adviser. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Adviser is a subsidiary.

No Director or nominee for election as Director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Certain information regarding the executive officers of the Fund is set forth below:

Name, Address and Age	Position(s) Held with the Fund, and Length of Time Served	Principal Occupation(s) During Past Five Years
Ronald E. Robison* (67) 1221 Avenue of the Americas New York, NY 10020	President and Director of the Fund since 2002	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of MSIM and various entities affiliated with the MSIM; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 - September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 - July 2003); Chief Global Operating Officer of MSIM; Chief Administrative Officer of the MSIM; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany* (51) Morgan Stanley Investment Management Limited 25 Cabot Square Canary Wharf London, United Kingdom E144QA	Vice President since February 2006	Managing Director and (since December 2005) Chief Investment Officer — Global Fixed Income of MSIM; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail Funds and the Institutional Funds.
Dennis F. Shea* (53) 1221 Avenue of the Americas New York, NY 10020	Vice President since February 2006	Managing Director and (since February 2006) Chief Investment Officer — Global Equity of MSIM; Vice President (since February 2006) of the Retail Funds and the Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink* (51) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2003	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of MSIM and various entities affiliated with MSIM; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of MSIM and various entities affiliated with MSIM; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman* (44) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of MSIM and various entities affiliated with MSIM. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000 - July 2004).
Carsten Otto* (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of MSIM. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Cory Pulfrey* (46) One Tower Bridge 100 Front Street, Suite 1100 West Conshohocken, PA 19428-2881	Vice President since January 2003	Managing Director of Morgan Stanley AIP; Lead Portfolio Manager for the Private Markets Portfolios; formerly Managing Director of the Weyerhauser Pension Fund Investment Group.
Stefanie V. Chang Yu* (39) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary of the Fund since 2002	Executive Director of MSIM and various entities affiliated with MSIM; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with MSIM.

*	‘‘Interested person’’ of the Funds within the meaning of the Investment Company Act. Messrs. Robison, Germany, Shea, Fink, Otto, Pulfrey and Garrett, and Ms. Doberman, Chang Yu and Mullin are also officers of the Adviser or its affiliates.

Name, Address and Age	Position(s) Held with the Fund, and Length of Time Served	Principal Occupation(s) During Past Five Years
Mary E. Mullin* (39) 1221 Avenue of the Americas New York, NY 10020	Secretary since July 2003	Executive Director of MSIM and various entities affiliated with MSIM; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).
James Garrett* (36) 1221 Avenue of the Americas New York, NY 10020	Treasurer (since February 2002) and Chief Financial Officer (since July 2003)	Head of Global Fund Administration; Executive Director of MSIM and various entities affiliated with MSIM; Treasurer and Chief Financial Officer of the Institutional Funds.

*	‘‘Interested person’’ of the Funds within the meaning of the Investment Company Act. Messrs. Robison, Germany, Shea, Fink, Otto, Pulfrey and Garrett, and Ms. Doberman, Chang Yu and Mullin are also officers of the Adviser or its affiliates.

Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected. The Board of the Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, Proxy Cards will be voted for such persons as the Board of the Fund may recommend.

Share Ownership of Directors

The Directors have adopted a policy pursuant to which each Director and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Director serves. In addition, the policy contemplates that the Directors will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Directors may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any new Director will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Proxy Statement, each incumbent Director is in compliance with the policy. As of March 31, 2006, the total value of the investments by the Directors and/or their spouses in shares of the Morgan Stanley Retail Funds and Institutional Funds was approximately $31.1 million. This amount includes compensation deferred by the Director at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

Dollar Range of Equity Securities in the Fund

The following table sets forth information regarding the dollar range of beneficial ownership of Interests in the Fund and shares in certain registered investment companies, including the Fund, managed by the Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the ‘‘Family of Investment Companies’’) owned by the Directors of the Fund and each nominee for election as a Director, as of March 31, 2006. This information has been furnished by each Director and nominee. The dollar values in the following table are based upon the market price of the relevant Fund’s Interests as of March 31, 2006.

Name of Director/Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Interested Director/Nominee
Fiumefreddo	None	Over $100,000
Higgins	None	Over $100,000
Independent Director/Nominee
Bowman	None	None
Bozic	None	Over $100,000
Dennis	None	None
Garn	None	Over $100,000
Hedien	None	Over $100,000
Johnson	None	Over $100,000
Kearns(1)	None	Over $100,000
Klein	None	Over $100,000
Nugent	None	Over $100,000
Reed	None	None
Reid(1)	None	Over $100,000

(1)	Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the plan. As of March 31, 2006, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $874,964 and $800,512, respectively, pursuant to the deferred compensation plan.

Board Meetings and Committees

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Audit Committee provides assistance to the Board with respect to the engagement of independent registered public accounting firm and the qualifications, independence and performance of the independent registered public accounting firm. The Audit Committee also, among other things, reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Fund has adopted an Audit Committee Charter, a copy of which is attached as Schedule A hereto. The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid, none of whom is an ‘‘interested person,’’ as defined under the Investment Company Act (with such disinterested Directors being ‘‘Independent Directors’’ or individually, an ‘‘Independent Director’’). Each Independent Director is also ‘‘independent’’ from the Fund as defined under the listing standards of the New York Stock Exchange, Inc. (‘‘NYSE’’). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson. The Audit Committee met six times during the fiscal year ended December 31, 2005.

The Board also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund’s Board and its committees and recommends such qualified individuals for nomination by the Independent Directors as candidates for election as Independent Directors, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund Board and its committees and oversees periodic evaluations of the Fund Board and its committees. The Fund has adopted a formal, written Governance Committee Charter, a copy of which is attached hereto as Schedule B. The Governance Committee Charter is not available on the internet, as the Fund does not maintain a website. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Director. The current Chairman of the Governance Committee is Fergus Reid. The Governance Committee of the fund met two times during the fiscal year ended December 31, 2005.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) has participated in the election and nomination of candidates for election as Independent Directors for the Fund presented in this Proposal for which the Independent Director serves. Persons recommended as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from Limited Partners to the Board. Nominations from Limited Partners should be in writing and sent to the Independent Directors as described below under ‘‘Limited Partner Communications.’’

There were 15 meetings of the Board of Directors of the Fund during the fiscal year ended December 31, 2005. In addition, the Independent Directors of the Fund met three times during that period.

Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Directors. The Insurance Committee met six times during the fiscal year ended December 31, 2005.

For the fiscal year ended December 31, 2005, each incumbent Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, held during the time such Director was a member of the Board.

Limited Partner Communications

Limited Partners may send communications to the Fund’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Director noted above. Other Limited Partner Communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Each Independent Director receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Director received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Director received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occurred each year, so that an Independent Director who attended all six meetings received total compensation of $180,000 for serving the funds.

The Chairman of the Audit Committee of the Fund receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee from the Retail Funds and the Institutional Funds for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Director.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by the Adviser or any investment companies that have an investment adviser that is an affiliated person of the Adviser (collectively, the ‘‘Fund Complex’’) for their services as Directors of such investment companies. The aggregate compensation paid by the Fund is as of the Fund’s fiscal year ended December 31, 2005. In all cases, there were no pension or retirement benefits accrued as part of any Fund’s expenses.

The amounts reflected in the following table include amounts paid by the Fund Complex for services rendered during the calendar year ended December 31, 2005 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Directors during such fiscal year.

COMPENSATION

Name of Directors	Compensation from the Fund	Total Compensation from Funds and Fund Complex Paid to Directors(2)(4)
Interested Director
Fiumefreddo(1)	$4,256.80	$360,000
Higgins(1)	0	0
Independent Director
Bozic	2,140.40	180,000
Garn	2,115.39	178,000
Hedien	2,140.40	180,000
Johnson	2,849.67	240,000
Kearns(3)	1,254.54	217,000
Nugent	2,495.04	210,000
Reid	2,495.04	215,000

(1)	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and for administrative services provided to the Boards of the Retail Funds. As of July 1, 2006, Mr. Fiumefreddo will resign as Chairman of the Boards of the Retail Funds and will be replaced by Mr. Nugent. As a result, Mr. Nugent will receive the annual fee for his services as Chairman of the Board of the Retail Funds from that date.

(2)	Amounts shown in this column also include amounts received by each Director for service on the Boards of several other funds affiliated with the Fund, which are part of the Fund Complex. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(3)	Amounts shown in this table include certain amounts deferred pursuant to the DC Plan.

(4)	Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’), had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an ‘‘Eligible Director’’) would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director's retirement. Messrs. Bozic, Garn, Hedien, Johnson and Nugent were participants in this retirement program. As of the calendar year ended December 31, 2005, retirement benefits accrued by the Adopting Funds and their estimated benefits upon retirement from all Adopting Funds were $19,439 and $46,871, respectively for Bozic, $(10,738) and $46,917, respectively for Garn, $37,860 and $40,020, respectively for Hedien, $19,701 and $68,630, respectively for Johnson, and $35,471 and $61,377, respectively for Nugent. Mr. Garn’s retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

Limited Partner Approval

Under the Fund’s Limited Partnership Agreement, the presence at a meeting in person or by proxy of Limited Partners entitled to cast a majority of the votes entitled to be cast thereat will constitute a quorum. For this purpose, abstentions and broker ‘‘non-votes’’ will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting. Assuming a quorum is present, approval of Proposal 1 will require the affirmative vote of a majority of the votes cast at the Meeting.

The Board of the Fund recommends that you vote ‘‘For’’ the election of the nominees as Directors.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS
AND CERTAIN BENEFICIAL OWNERS

As of May 11, 2006, the aggregate number of Interests of the Fund owned by the Fund’s officers and Directors as a group was less than one percent of the Fund’s outstanding Interests. As of May 11, 2006, to the knowledge of the Fund, no Limited Partner owned beneficially more than 5% of the Fund’s Interests, except as described below:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Interest
Commonwealth of Pennsylvania SERS 30 North Third Street Harrisburg, PA 17101	516,000	51.60%
Lilly Retirement Plan Master Trust 893 South Delaware Lilly Corporate Center Indianapolis, IN 46285-0001	155,300	15.53%

AUDITOR FEES

Report of the Audit Committee

At a meeting held on February 6, 2006, the Board of Directors of the Fund, including a majority of the Directors who are not ‘‘interested persons,’’ as defined under the Investment Company Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for the Fund for the Fund’s 2006 fiscal year end. The Fund’s Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

The Fund’s financial statements for its fiscal year ended December 31, 2005 were audited by Ernst & Young LLP. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). Based on the foregoing review and discussions, the Audit Committee of the Fund recommended to the Board of Directors that the audited financial statements for the Fund’s fiscal year ended December 31, 2005 be included in the Fund’s most recent annual report to Limited Partners and the Fund’s annual report filed with the Securities and Exchange Commission.

Dr. Manuel H. Johnson, Chairman of the Audit Committee
Joseph J. Kearns, Vice Chairman of the Audit Committee
Fergus Reid, Member of the Audit Committee
Michael Bozic, Member of the Audit Committee
Edwin J. Garn, Member of the Audit Committee
Wayne E. Hedien, Member of the Audit Committee

Audit Fees

The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of the Fund’s financial statements for the Fund’s fiscal years ended December 31, 2005 and 2004 were $56,800 and $54,080, respectively.

Audit-Related Fees

There were no fees billed by Ernst & Young LLP related to the annual audit of the Fund’s financial statements for the fiscal years ended December 31, 2005 and 2004.

Tax Fees

The aggregate fees billed by Ernst & Young LLP in connection with tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Fund’s tax returns for the fiscal years ended December 31, 2005 and 2004 were $19,300 and $18,375, respectively.

All Other Fees

The aggregate fees billed by Ernst & Young LLP for other products and services not set forth above for the Fund for its fiscal years ended December 31, 2005 and 2004 were $15,348 and $0, respectively.

Audit Committee Pre-approval

The Fund’s Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires the Fund’s Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Ernst & Young LLP billed the Fund’s fees for its fiscal year ended December 31, 2005 were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Adviser and to any entities controlling, controlled by or under common control with the Adviser for the calendar years ended December 31, 2005 and 2004 amounted to $1,244,067 and $276,814, respectively. Such services for the 2005 and 2004 fiscal years included: (i) audit-related fees of $235,000 and $115,000, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled ‘‘Reports on the Processing of Transactions by Service Organizations’’ and (ii) all other fees of $1,009,067 and $161,814, respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

The Audit Committee of each Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Adviser is compatible with maintaining the independence of Ernst & Young LLP.

Representatives from Ernst & Young LLP are not expected to be present at the Meeting but are expected to be available by telephone. Ernst & Young LLP will have the opportunity to make a statement if they desire to do so and the representatives from Ernst & Young LLP, if available by telephone, will respond to appropriate questions.

OTHER MATTERS

No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of Limited Partners arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund.

LIMITED PARTNER PROPOSALS

The Fund does not hold regular annual meetings of Limited Partners. As a general matter, the Fund does not intend to hold future regular annual or special meetings of its Limited Partners unless required by the Investment Company Act. Any Limited Partner who wishes to submit proposals for consideration at a meeting of Limited Partners of the Fund should send such proposal to the Fund, c/o Morgan Stanley AIP GP, One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881.

To be considered for presentation at a Limited Partner meeting, rules promulgated by the SEC require that, among other things, a Limited Partner’s proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

MARY E. MULLIN, Secretary

Dated: June 14, 2006

Limited Partners of the Fund who do not expect to be present at the Meeting for the Fund and who wish to have their Interests voted are requested to date and sign the enclosed Proxy Card for the Fund and return it in the enclosed envelope. No postage is required if mailed in the United States.

Schedule A

CHARTER
OF THE
AUDIT COMMITTEE
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED ON JULY 31, 2003

The Board of Directors/Trustees of the investment companies advised or managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP listed on the attached Exhibit I (each a ‘‘Fund’’ and, collectively, the ‘‘Funds’’) has adopted and approved this charter for the audit committee of the Board of each Fund (the ‘‘Audit Committee’’).

1.	Structure And Membership of the Audit Committee

1.01.	Independent Directors and Trustees

Each member of the Audit Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is a ‘‘disinterested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds' Boards or Committees of the Boards.

1.02.	Financially Literate

Each member of the Audit Committee shall be ‘‘financially literate,’’ as such term is interpreted by the Fund's Board in its business judgment.

1.03.	Audit Committee Financial Expert

The Audit Committee shall determine whether at least one member of the Audit Committee is an ‘‘audit committee financial expert,’’ as that term is defined in the General Instructions of Form N-SAR, sub-item 102P3(b)(6).

2.	Auditor Independence

An independent public accounting firm may serve as a Fund's auditor (the ‘‘Auditor’’) only if it complies with all of the following independence requirements, subject to such exceptions, not prohibited by law, as the Audit Committee may allow.

2.01.	Independence Certification

(1)    The Auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Auditor and the Fund, consistent with Rule 2-01 of Regulation S-X under the Securities Act of 1933 and Independence Standards Board Standard No. 1, and (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund's other service providers.

2.02	Employment Relationships

(1)    ‘‘Cooling Off’’ Period

The lead partner, the concurring partner, and any other member of the audit engagement team who provided more than ten hours of audit, review or attest services for a Fund, may not accept a financial reporting oversight role with any entity in the Fund Complex within one year after the commencement of audit procedures for a Fund.

Sch A-1

(2)    Definitions

•	‘‘audit engagement team’’ means all partners, principals, shareholders and professional employees participating in an audit, review, or attestation engagement for any of the Funds, including audit partners and all persons who consult with members of the team during the engagement regarding technical or industry-specific issues, transactions or events.

•	‘‘audit partner’’ means a partner of the Auditor who is a member of the audit engagement team and has responsibility for decision-making on significant audit, accounting and reporting matters that affect the financial statements of a Fund or who maintains regular contact with the Funds' management and the Audit Committee.

•	‘‘financial reporting oversight role’’ means a role in which a person is in a position to, or does, exercise influence over the contents of the financial statements of any of the Funds or anyone who prepares them.

•	‘‘Fund Complex’’ includes the Funds, their investment advisor and persons controlling, controlled by, or under common control with, the investment adviser.

2.03.	Partner Rotation

The lead partner and the concurring partner of the Auditor may not perform any audit, review or attest services for a Fund after five consecutive years of service for any entity in the Fund Complex and, after rotating out, may not again provide audit services for any Fund until a ‘‘time-out’’ period of five more years has elapsed.

Other audit partners are required to rotate out after seven years of consecutive service for any entity in the Fund Complex and may not return until after a two-year time-out period.

2.04.	Compensation for Sales Activities

No audit partner, other than a specialty partner, of the Auditor may receive compensation at any point during the engagement period based on the procurement of engagements with any entity in the Fund Complex to provide any products or services other than audit, review or attest services.

2.05.	Prohibited Non-Audit Services

Neither the Auditor nor any person associated with the Auditor may provide any of the following non-audit services to any of the Funds:

•	bookkeeping or other services relating to the accounting records or financial statements of a Fund;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser, or investment banking services;

•	legal and expert services unrelated to the audit;

•	any other service that the Public Company Accounting Oversight Board (the ‘‘PCAOB’’) determines, by regulation, is impermissible.

3.	Registration with PCAOB

The Auditor must be registered with the PCAOB or become registered when the PCAOB is prepared to accept registrations.

Sch A-2

4.	Regulatory Action

Promptly upon initiation against it of any inquiry or investigation by a governmental authority the Auditor shall provide information to the Audit Committee regarding any material issues raised in such inquiry or investigation and any steps taken to deal with them.

5.	Duties and Powers of Audit Committee

5.01.	The Audit Committee shall have the duty and power to:

•	make recommendations to the Board regarding selection of the Auditor;

•	oversee and evaluate the work of the Auditor;

•	require the Auditor to report directly to the Audit Committee;

•	determine the compensation of the Auditor for audit and non-audit services provided to the Funds and decide whether to continue to retain the services of the Auditor or to terminate them;

•	pre-approve all audit, non-audit and attest services provided to the Funds and any non-audit services provided to the investment adviser of the Funds or to any other entity in the Fund Complex as required by the Sarbanes-Oxley Act of 2002 (the ‘‘S-O Act’’) and rules promulgated by the Securities and Exchange Commission (the ‘‘SEC’’) under the S-O Act, or establish policies and procedures pursuant to which any of such services is pre-approved (which are attached hereto as Appendix B); provided that such policies and procedures are detailed as to the particular service and do not delegate any of the Audit Committee's responsibilities to management but may delegate pre-approval authority to one or more of its members (except with respect to the annual audit of each Fund required by the Securities Exchange Act of 1934 (the ‘‘Exchange Act’’)); and provided further, that pre-approval of services may be waived pursuant to a de minimis exception allowed by SEC rules, as construed by the Boards' independent counsel;

•	consider whether any services rendered by the Auditor to the investment adviser and other entities in the Fund Complex, which were not pre-approved, is compatible with maintaining the Auditor's independence;

•	review the independence requirements applicable to the Auditor as set forth in section 2 above to satisfy itself that the Auditor is independent under the standards set forth therein;

•	require the Auditor to report quarterly to the Audit Committee: (a) all critical accounting policies and practices; (b) any changes in accounting or auditing procedures, principles, practices, standards or financial reporting; (c) any alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of any such alternative treatment or disclosure, and the treatment preferred by the Auditor; (d) any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issue; (e) any other written communications between the Auditor and management, including any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to a non-Fund entity in the Fund Complex which were not pre-approved and associated fees; provided that, if the report is not made within 90 days of the filing of a Fund's financial statements with the SEC, the Auditor shall provide an update of any changes;

•	review and discuss with the Auditor: (a) matters required to be communicated by the Auditor to the Audit Committee pursuant to the Statement of Auditing Standards Nos. 61 and 90 and any other standards established by the PCAOB; including, without limitation, any adjustment to a Fund's financial statements recommended by the Auditor, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; and (c) any areas of substantial risk in accurate reporting of financial results and operations of the Funds;

•	review arrangements for annual and special audits and the scope of such audits with the Fund's independent accountants;

Sch A-3

•	review and discuss the Fund's audited financial statements with Fund management;

•	review final drafts of closed-end Fund annual financial statements, discuss with management and the Auditor and decide whether to recommend that the statements, with or without any revisions, be included in the Fund's annual report;

•	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC rules to be included in the Fund's proxy statement;

•	review legal and regulatory matters presented by counsel and the Fund's independent accountants that may have a material impact on the Fund's financial statements;

•	consider with the Auditor their comments with respect to the quality and adequacy of the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Auditor;

•	receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of a Fund's internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and have identified for the Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund's internal controls; and (iii) whether or not there were significant changes in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

•	establish procedures for the receipt, retention and treatment of complaints received by a Fund regarding accounting, internal accounting controls or auditing matters;

•	establish procedures for the confidential, anonymous submission by employees and officers of Funds of concerns regarding any questionable accounting or audit matter (with such procedures to be established upon the SEC's promulgation of final rules governing such procedures pursuant to the S-O Act);

•	establish procedures for the resolution of disagreements between management of a Fund and the Fund's Auditor regarding financial reporting;

•	require inside and outside counsel to report to the Audit Committee evidence of any material violation of securities law or breach of fiduciary duty or similar violation by a Fund or any agent of a Fund;

•	report its actions to the Boards of Directors/Trustees of the Funds, make and keep minutes of its meetings and provide copies thereof to the Boards;

•	perform such other functions consistent with this Audit Committee Charter, the Fund's Articles of Incorporation, the Fund's By-laws, or the Fund's partnership agreement, as applicable, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

5.02.	Authority to Engage Independent Counsel and Advisers

The Audit Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds' independent directors/trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor, the independent counsel and other advisers.

5.03.	Scope of Audit Committee Responsibility

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct ‘‘field work’’ or other types of auditing

Sch A-4

or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

Fund management is responsible for maintaining appropriate systems for accounting. The Auditor is responsible for conducting a proper audit of the Fund's financial statements and is ultimately accountable to the Audit Committee.

6.	Meetings of the Audit Committee

The Audit Committee shall meet at least twice each calendar year, including to approve the scope of the proposed audit of a Fund's financial statements by the Auditors and to review the report of the Auditors following such audit. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

7.	Review of Charter

(1)    The Audit Committee shall review and assess the adequacy of this Charter annually.

(2)    Any changes to this Charter must be recommended by the Audit Committee and approved by the Board.

Sch A-5

Schedule B

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
APRIL 22, 2004

1.	MISSION STATEMENT

The Governance Committee (the ‘‘Governance Committee’’) is a committee of the Board of Trustees/Directors (referred to herein as the ‘‘Trustees’’ and collectively as the ‘‘Board’’) of each Fund listed in the attached Exhibit A.1 The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and committee policies and procedures; and (3) oversee periodic evaluations of the Board and any committees of the Board.

2.	COMPOSITION

The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is a ‘‘disinterested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds' Boards or Committees of the Boards. Such independent directors or trustees are referred to herein as the ‘‘Independent Trustees.’’

3.	MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance Committee Charter. The Governance Committee shall meet at such times as may be determined as appropriate by the Committee. The Governance Committee, in its discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

[1]	This Joint Governance Committee has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single board. The terms ‘‘Governance Committee,’’ ‘‘Trustees’’ and ‘‘Board’’ mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Sch B-1

4.	AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

5.	GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

a.	Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

i.	evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

ii.	recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange (‘‘NYSE’’) as applicable to the Fund; and

iii.	review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

b.	Corporate Governance

The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

i.	monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(1)	trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (‘‘SOX’’) and the rules thereunder, the Investment Company Act of 1940, as amended (‘‘the 1940 Act’’), and the NYSE;

(2)	trustee/director duties and responsibilities;

(3)	trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(4)	trustee/director orientation and continuing education;

ii.	review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board;

iii.	consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

c.	Periodic Evaluations

The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

Sch B-2

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

6.	EVALUATION OF THE GOVERNANCE COMMITTEE

The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance Committee Charter, and any recommended changes to the Fund's or the Board's policies or procedures. This report may be written or oral.

7.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

Sch B-3

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR THE INTERNET.

IT SAVES MONEY! TELEPHONE AND INTERNET VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
CAN HELP MINIMIZE FUND EXPENSES.

IT SAVES TIME!  TELEPHONE AND INTERNET VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

IT'S EASY!  JUST FOLLOW THESE SIMPLE STEPS:

1. READ YOUR PROXY STATEMENT AND HAVE IT AT HAND.

2. CALL TOLL-FREE 1-866-877-0438 OR GO TO WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE SHADED BOX FROM YOUR PROXY CARD.

4. FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY       MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP           PROXY
     PROXY FOR SPECIAL MEETING OF LIMITED PARTNERS TO BE HELD AUGUST 1, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all Interests of the above Fund held of record by the undersigned on May
30, 2006 at the Special Meeting of Limited Partners to be held on Tuesday,
August 1, 2006 at the offices of Morgan Stanley AIP GP LP, 1221 Avenue of the
Americas, 3rd Floor, New York, New York 10020, and at any adjournment thereof.
The undersigned hereby revokes any and all proxies with respect to such
Interests heretofore given by the undersigned.

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED LIMITED PARTNER, AND, IN THE DISCRETION OF SUCH
PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
OR ANY ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE
VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND.

                     VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                     VOTE VIA THE TELEPHONE:  1-866-877-0438
                     999 99999 999 999

                     Note: Please sign exactly as your name(s) appear(s)s on the records of a Fund. Joint owners should each sign
                     personally. Trustees and other representatives should
                     indicate the capacity in which they sign, and where more
                     than one name appears, a majority must sign. If a
                     corporation, or another entity, the signature should be
                     that of an authorized officer who should state his or her
                     full title.

                     ----------------------------------------------------------
                     Signature

                     ----------------------------------------------------------
                     Signature (if held jointly)

                     ----------------------------------------------------------
                     Date                                             16430_HED

      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

THE BOARD OF DIRECTORS OF MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

                                                                                         FOR    WITHHOLD    FOR ALL
PLEASE MARK VOTES AS IN THIS EXAMPLE:                                                    ALL       ALL       EXCEPT
1.    Election of the following nominees as Directors:
                                                                                         [ ]       [ ]         [ ]
      01  Frank L. Bowman           02  Kathleen A. Dennis
      04  Michael F. Klein          04  W. Allen Reed

      To withhold authority to vote "FOR" any individual nominee, mark the "FOR
      ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

      --------------------------------------------------------------------------

                                   16430_HED